UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: July 13, 2011

Date of Report: July 13, 2011

J.B. POINDEXTER & CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123598	76-0312814
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

600 Travis, Suite 200, Houston, Texas	77002
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 655-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On July 13, 2011, the Registrant announced unaudited results of operations for the three months and six months ended June 30, 2011.  A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibit.

(d)                                 Exhibits

The following Exhibit is filed herewith:

99.1                           J.B. Poindexter & Co., Inc., Announces 2011 Unaudited Earnings and Second Quarter Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

J.B. POINDEXTER & CO., INC.

Date: July 13, 2011	By:	/s/ Michael O’Connor

Michael O’Connor
Chief Financial Officer